UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2017

OvaScience, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Company will present a corporate overview at the 35th Annual J.P. Morgan Healthcare Conference on Thursday, January 12, 2017 at 8:30 a.m. PT (11:30 a.m. ET) at the Westin St. Francis Hotel in San Francisco, California. The presentation will include updated corporate goals for the Company, including the Company’s intention to (1) fertilize a bovine EggPCSM cell-derived oocyte by the end of 2017; (2) perform bovine embryo transfer by the end of the first quarter of 2018; (3) achieve bovine live birth from an EggPC cell-derived egg by the end of the first quarter of 2019; (4) obtain six month bovine follow-up data by the end of the third quarter of 2019; (5) mature human EggPC cell-derived egg (for research) by the end of the second quarter of 2018; (6) receive authorization to fertilize and fertilize human EggPC cells for research by the end of the second quarter of 2018; (7) submit human OvaTure for regulatory approval (clinical study) by the end of the second quarter of 2019; (8) complete enrollment of 70 patients in the OvaPrime clinical study in Canada by the end of the second quarter of 2017; (9) complete biopsies in 70 OvaPrime study patients by the end of the fourth quarter of 2017; (10) complete reintroduction in 70 OvaPrime study patients by the end of the first half of 2018; (11) present initial readout including six months of post-EggPC re-introduction safety data from 20 patients of OvaPrime clinical study by the end of 2017; and (12) achieve initial presentation of data based on six months post-reintroduction data for first 20 OvaPrime study patients by the end of the first half of 2018.

The goals described above are forward-looking statements about the Company’s plans for the Company’s treatments. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks related to: the risks implicit in the development process of preparing bovine and human eggs for fertilization; regulatory risks associated with obtaining authorization to fertilize human EggPCSM cells for research; the possibility that international IVF clinics that we work with may determine not to provide or continue providing the AUGMENT treatment or OvaPrime treatment, or to delay providing such treatments, or to limit the population of patients receiving the treatments based on clinical efficacy, safety or commercial, logistic, economic, available data, regulatory or other reasons; challenges associated with enrolling and completing clinical trials; risks associated with reliance on the Company’s partners, including competing demands for such partners’ attention; the science underlying our treatments (including the AUGMENT, OvaPrime and OvaTure treatments), which is unproven; and scientific and regulatory challenges associated with characterizing and fertilizing an EggPC cell-derived egg; our ability to obtain regulatory approval or licenses where necessary for our treatments; our ability to develop our treatments on the timelines we expect, if at all; our ability to commercialize our treatments on the timelines we expect, if at all; as well as those risks more fully discussed in the “Risk Factors” section of our most recently filed Quarterly Report on Form 10-Q and/or Annual Report on Form 10-K. The forward-looking statements contained in this report reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: January 9, 2017	/s/ Christophe Couturier
Christophe Couturier
Chief Financial Officer